EXHIBIT 99.1

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (this “Agreement”) is made by and between Genesis Microchip Inc. (including any company or organization that Genesis Microchip Inc. has acquired in the past and any subsidiary or affiliate of Genesis Microchip Inc.) (the “Company”), and Young Ahn (“Executive”) (collectively referred to as the “Parties”):

WHEREAS, Executive is employed by the Company as the Vice President of Worldwide Sales;

WHEREAS, the Company and Executive have entered into the Confidentiality and Property Rights Agreements dated March 26, 1998, June 1, 1999 and October 6, 2003 (the “Confidentiality Agreement”);

WHEREAS, the Company and Executive have entered into a Change of Control Severance Agreement dated March 14, 2003, as restated and superceded by a Change of Control Severance Agreement dated May 28, 2004 (the “Change of Control Agreement”);

WHEREAS, the Parties have mutually determined that a prompt termination of the employment relationship would be in the best interest of the Company, and therefore Executive will resign from his employment with the Company effective January 3, 2005 (the “Termination Date”);

WHEREAS, as of the Termination Date, Executive has been granted options to purchase an aggregate amount of 150,500 shares of the Company’s common stock pursuant to the Company’s 1997 Employee Stock Option Plan, the 2000 Nonstatutory Stock Plan, the 2001 Nonstatutory Stock Option Plan (collectively, the “Company Stock Plans”), and the related stock option agreements (collectively, the “Stock Option Agreements”);

WHEREAS, the Parties, and each of them, wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that the Executive may have against the Company as defined herein, including, but not limited to, any and all claims arising or in any way related to Executive’s employment with, or separation from, the Company;

NOW THEREFORE, in consideration of the premises and the agreements made herein, the Parties hereby agree as follows:

COVENANTS

1. Resignation. Executive hereby resigns from his position as the Company’s Vice President of Worldwide Sales and any or all other employment positions that may have at any time been held by Executive with the Company or any of its affiliates, effective the Termination Date.

2. Consideration.

(a) Cash Lump Sum Payment. The Company agrees to pay Executive a cash lump sum payment of One Hundred Eighty-Nine Thousand Eight Hundred and Eight Dollars (US$189,808), less applicable withholdings, which amount is equal to forty-seven (47) weeks of his base salary (the “Severance Payment”). The Severance Payment shall be paid to Executive within ten (10) days after the Effective Date of this Agreement.

(b) Bonus. The Company agrees to pay Executive a bonus in the amount of Fifteen Thousand Seven Hundred Fifty Dollars (US$15,750), less applicable withholdings, which amount represents a prorated bonus under the Company’s Fiscal Year 2005 Corporate Bonus Plan, and assumes a 90% achievement level of the objectives for receiving the bonus (the “Bonus”). The Bonus shall be paid to Executive within ten (10) days after the Effective Date of this Agreement.

(c) COBRA. The Company shall reimburse Executive for the payments he makes for COBRA coverage for a period of six (6) months after the Termination Date, or until Executive has secured other employment with comparable coverage, whichever occurs first, provided Executive timely elects and pays for COBRA coverage. COBRA reimbursements shall be made by the Company to Executive within fifteen (15) days of Executive’s provision to the Company of documentation substantiating his payments for COBRA coverage.

3. Stock Options. The Parties agree that for purposes of determining the number of shares of the Company’s common stock that Employee is entitled to purchase from the Company pursuant to the exercise of outstanding options, the Employee will be considered to have vested only up to the Termination Date. Employee acknowledges that as of the Termination Date, he will have vested in 80,126 options and no more. The exercise of any stock options shall continue to be subject to the terms and conditions of the Stock Option Agreement(s) and the applicable stock plan(s). Executive’s period to exercise his stock options, to the extent vested, shall be extended to the six (6) month anniversary of the Termination Date.

4. Benefits. Executive’s health insurance benefits with the Company will cease on the Termination Date, subject to the benefits described in paragraph 2(c), and subject to Executive’s right to continue his health insurance coverage under COBRA after expiration of the benefits described in paragraph 2(c). All other benefits and incidents of employment, including, but not limited to paid time off, ceased on the Termination Date.

5. Trade Secrets and Confidential Information/Company Property. Executive reaffirms and agrees to observe and abide by the terms of the Confidentiality Agreement, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information, and non-solicitation of Company employees. Executive’s signature below constitutes his certification under penalty of perjury that he has returned all documents and other items provided to Executive by the Company, developed or obtained by Executive as a result of his employment, or otherwise belonging to the Company, except as otherwise provided herein.

6. Payment of Compensation. Executive acknowledges and represents that the Company has paid all salary, wages, bonuses, accrued vacation, housing allowances, tax services, relocation expenses, medical costs, immigration expenses, vehicle allowance, general expenses, legal fee reimbursement, interest, severance, outplacement costs, fees, stock, stock options, vesting, commissions and any and all other benefits and compensation due to Executive, once the above referenced payments and benefits are provided.

Executive has ten (10) business days from the Termination Date to file any remaining expense reports and the Company shall have ten (10) business days from the date of receipt of such expense reports to make any appropriate reimbursements to Executive, pursuant to the Company’s regular policies and practices related to expense reimbursement.

7. Trading in Company Stock. Executive acknowledges and agrees that he is in possession of material nonpublic Company information and that he shall not trade in Company stock prior to two (2) business days following the Company’s earnings telephone call to analysts in which the Company discloses its preliminary earnings results for the quarter ended December 31, 2004.

8. Release of Claims. Executive agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and its current and former officers, directors, employees, agents, investors, attorneys, advisors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations and assigns (the “Releasees”), from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts or facts that have occurred up until and including the date Executive signs this Agreement including, without limitation:

(a) any and all claims relating to or arising out of Executive’s employment relationship with the Company and the termination of that relationship;

(b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud; misrepresentation; breach of fiduciary duty; breach of duty under applicable state corporate law; and securities fraud under any state or federal law;

(c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, fraud and fraudulent inducement, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; workers’ compensation; and disability benefits;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Americans with Disabilities Act of 1990; the Fair Labor Standards Act; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Restraining Notification Act; the Family and Medical Leave Act; the California Family Rights Act; the California Fair Employment and Housing Act, and the California Labor Code, including, but not limited to Labor Code Sections 1400-1408;

(e) any and all claims for violation of the federal, or any state, constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(g) any and all claims for attorneys’ fees and costs; and

(h) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement.

Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

9. Acknowledgment of Waiver of Claims under ADEA. Executive acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Executive and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Executive acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney prior to executing this Agreement; (b) he has at least twenty-one (21) days within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; (d) this Agreement, and all of the terms and conditions hereof, shall not be effective until the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by law.

10. Civil Code Section 1542. Executive represents that he is not aware of any claim other than the claims that are released by this Agreement. Executive acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS

WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO

EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE

RELEASE, WHICH IF KNOWN BY HIM MUST HAVE

MATERIALLY AFFECTED HIS SETTLEMENT WITH THE

DEBTOR.

Executive, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

11. No Pending or Future Lawsuits. Executive represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against any of the Releasees. Executive also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against any of the Releasees.

12. Non-Disparagement. Executive agrees to refrain from any defamation, libel or slander of the Releasees or tortious interference with the contracts and relationships of the Releasees. All inquiries by potential future employers of Executive will be directed to the Company’s Vice President of Human Resources if there shall be one, and otherwise to its President.

13. Application for Employment. Executive understands and agrees that, as a condition of this Agreement, he shall not be entitled to any employment with the Company, and he hereby waives any right, or alleged right, of employment or re-employment with the Company. Executive further agrees that he will not apply for employment with the Company.

14. Confidentiality. Executive agrees to maintain in complete confidence the contents and terms of this Agreement and the consideration for this Agreement (hereinafter collectively referred to as “Separation Information”) until such time as, and to the extent that, the Separation Information is publicly disclosed by the Company in a filing with the SEC or otherwise. Except as required by law, Executive may disclose Separation Information only to his immediate family members, the Court in any proceedings to enforce the terms of this Agreement, Executive’s legal counsel, his accountant and any professional tax advisor to the extent that they need to know the Separation Information in order to provide advice on tax treatment or to prepare tax returns, and shall take every reasonable precaution to prevent disclosure of any Separation Information to all other third parties. Executive agrees that he will not publicize, directly or indirectly, any Separation Information.

15. Cooperation in Litigation. Executive agrees that he will not knowingly counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so. Executive agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or court order to the Company. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive shall state no more than that he cannot provide counsel or assistance. Executive further agrees to make himself reasonably available to provide information and assistance to the Company in any disputes, lawsuits, differences, grievances, claims, charges, or complaints brought against the Company, including, but not limited to making himself available to provide testimony and serve as a witness.

16. No Admission of Liability. Executive understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all potential disputed claims. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be: (a) an admission of the truth or falsity of any potential claims; or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party.

17. Non-Solicitation. Executive agrees that for a period of twelve (12) months immediately following the Effective Date of this Agreement, Executive shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company’s employees or consultants to leave their employment or service relationship, or attempt to do so, either for himself or any other person or entity.

18. Breach. Executive acknowledges and agrees that any breach of any provision of this Agreement, except as permitted by paragraph 9(e), shall constitute a material breach of this Agreement and shall entitle the Company immediately to recover and/or cease the severance benefits provided to Executive under this Agreement.

19. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorneys’ fees and costs. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. This paragraph will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Executive’s obligations under this Agreement and the Confidentiality Agreement.

20. No Knowledge of Wrongdoing. Executive represents that he has no knowledge of any wrongdoing involving improper or false claims against a federal or state governmental agency, or any other wrongdoing that involves any of the Releasees.

21. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

22. No Representations. Executive represents that he has consulted with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Executive has not relied upon any representations or statements made by the Company which are not specifically set forth in this Agreement.

23. Severability. In the event that any provision or any portion of any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

24. Attorneys’ Fees. In the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, plus reasonable attorneys’ fees, incurred in connection with such an action.

25. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Executive concerning Executive’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements, offer letters, and understandings concerning Executive’s relationship with the Company, with the exception of the Confidentiality Agreement and the Stock Option Agreements, as may be amended hereby.

26. No Oral Modification. This Agreement may only be amended in writing signed by Executive and the Company’s then chief executive officer.

27. No Waiver. The failure of the Company to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, shall not be construed thereafter as a waiver of any such terms or conditions. This entire Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.

28. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions.

29. Effective Date. This Agreement will become effective after it has been signed by both Parties and after seven (7) days have passed since Executive signed the Agreement (the “Effective Date”).

30. Counterparts. This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

31. Survival of the Agreement. This Agreement shall not be terminated by any dissolution of the Company resulting from either a merger or consolidation, in which the Company is not the surviving or consolidated corporation, or a transfer of all or substantially all of the assets of the Company. If either event described in this Paragraph 30 occurs, the rights, benefits, and obligations set forth in this Agreement shall automatically be assigned to the surviving or resulting corporation or to the transferee of the assets.

32. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice;

(c) They understand the terms and consequences of this Agreement and of the releases it contains;

(d) They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

Young Ahn, an individual

Dated: 12/28/04		/s/ Young Ahn
Young Ahn

Genesis Microchip Inc.

Dated: 12/28/04	By:	/s/ Elias Antoun
Elias Antoun
President & Chief Executive Officer

Dated: 12/28/04	By:	/s/ Kenneth A. Murray
Kenneth A. Murray
Vice President of Human Resources